Exhibit 32.1

Certification of President and Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report of CVR Energy, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the fiscal quarter ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David L. Lamp, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

By:	/s/ DAVID L. LAMP
David L. Lamp
President and Chief Executive Officer
(Principal Executive Officer)

Dated: April 27, 2018